================================================================================






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2002

                               DIRECT FOCUS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Washington                     000-25867                94-3002667
         ----------                     ---------                ----------
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)

                              1400 NE 136th Avenue
                           Vancouver, Washington 98684
                    ----------------------------------------
          (Address of principal executive offices, including zip code)

                                 (360) 694-7722
                              ---------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
  -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)








================================================================================

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

As previously reported by Direct Focus, Inc. (the "Company") on Form 8-K filed February 21, 2002, the Company acquired the receivables, inventories, fixed assets, certain intangible assets, and the stock of the foreign subsidiaries of StairMaster Sports/Medical Products, Inc. ("StairMaster") on February 8, 2002, for a cash purchase price of approximately $25.8 million, including acquisition costs. StairMaster was acquired through a bankruptcy auction in the U. S. Bankruptcy Court for the Western District of Washington, which auction was completed on January 17, 2002. StairMaster filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code on August 30, 2001. The foreign subsidiaries were not included in the bankruptcy petition.

The acquired assets include property, plant, and equipment used to manufacture, assemble, distribute, and sell fitness equipment including steppers, stepmills, treadmills, and exercise bicycles. The Company intends to continue to use the acquired assets for these purposes.

The purchase price for StairMaster was determined in the bankruptcy court auction. The Company's bid was formulated on the basis of historical and projected financial performance. The Company financed the acquisition from cash on hand. The purchase price is subject to adjustment based on the final calculation of net trade receivables and inventory as of the closing date. In accordance with the Asset Purchase Agreement by and among the Company and StairMaster, the purchase price, based on the formula set forth in the Asset Purchase Agreement, should be finalized in the second quarter of 2002.

The foregoing description of the StairMaster acquisition is not deemed to be complete and is qualified in its entirety by the complete text of the Asset Purchase Agreement and the Amendment to the Asset Purchase Agreement by and between the Company and StairMaster, dated January 17, 2002, and February 7, 2002, respectively, filed as exhibits to the Form 8-K filed on February 21, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

On February 21, 2002, Direct Focus, Inc. (the "Company") filed a Form 8-K to report the completion of its acquisition of StairMaster Sports/Medical Products, Inc. on February 8, 2002. The Company indicated that it would file the financial information required by Item 7 of Form 8-K by amendment no later than the date required. The Company is filing this Amendment to provide this financial information.

            (a)   Financial Statements of Business Acquired

                  The required financial information of StairMaster Sports/Medical Products, Inc. has been included in Exhibits
                  99.1 to 99.10 of this current report.

            (b)   Pro Forma Financial Information

                  The required pro forma financial information of Direct Focus, Inc. has been included in Exhibit 99.11 of this current report.

            (c)   Exhibits

                  The following exhibits are filed herewith and this list constitutes the exhibit index:

Exhibit No.                            Description
-----------                            -----------

2.1* Asset Purchase Agreement by and between Direct Focus, Inc. and StairMaster Sports/Medical Products, Inc., dated January 17, 2002.

2.2* Amendment to Asset Purchase Agreement by and between Direct Focus, Inc. and StairMaster Sports/Medical Products, Inc., dated February 7, 2002.

23.1              Independent Auditors' Consent


99.1              Independent Auditors' Report

99.2              Consolidated Balance Sheets as of December 31, 1999 and 2000

99.3 Consolidated Statements of Operations for the Years Ended December 31, 1998, 1999, and 2000

99.4 Consolidated Statements of Stockholders' Equity and Comprehensive Loss for the Years Ended December 31, 1998, 1999 and 2000

99.5 Consolidated Statements of Cash Flows for the Years Ended December 31, 1998, 1999, and 2000

99.6 Notes to Consolidated Financial Statements for the Years Ended December 31, 1998, 1999, and 2000

99.7              Condensed Consolidated Balance Sheet as of September 30, 2001
                  (Unaudited)

99.8 Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2000 and 2001 (Unaudited)

99.9 Condensed Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2000 and 2001 (Unaudited)

99.10 Notes to Condensed Consolidated Financial Statements for the Nine Months Ended September 30, 2000 and 2001 (Unaudited)

99.11             Unaudited Pro Forma Consolidated Financial Statements

* Previously filed as exhibits to our current report on Form 8-K filed with the Commission on February 21, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          DIRECT FOCUS, INC.
                                          (Registrant)

      April 23, 2002                      By: /s/ Brian R. Cook
      -------------------------              --------------------------
      Date                                Brian R. Cook, Chief Executive Officer
                                          (Principal Executive Officer)

      April 23, 2002                      By: /s/ Rod W. Rice
      -------------------------              -------------------------
      Date                                Rod W. Rice, Chief Financial Officer,
                                          Treasurer and Secretary (Principal
                                          Financial and Accounting Officer)